EXHIBIT 10.1


THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS.


No.                                                           OPTION TO PURCHASE
ISSUED: November __, 1999                                           COMMON STOCK
Void After: As Provided Herein


                              TRISTAR CORPORATION

                                    OPTION

      THIS IS TO CERTIFY that, for value received and subject to the terms and conditions hereof, __________, or such person to whom this Option is transferred in compliance with SECTION 7 hereof ("HOLDER"), is entitled to exercise this Option to purchase up to an aggregate of _________ (the "MAXIMUM OPTION"), fully paid and nonassessable shares of TRISTAR CORPORATION, a Delaware corporation ("COMPANY"), Common Stock, par value $.01 per share (the "OPTION STOCK"), at a price per share of $___ (the "EXERCISE PRICE") (such number of shares and the Exercise Price being subject to adjustment as provided herein). No Option Stock shall vest hereunder on the date hereof. Subject to the Maximum Options, ____ shares of Option Stock shall vest on each November __, beginning November __, 2000 until November __, 2005, when the unvested Option Stock shall vest. Holder shall have no rights (including, without limitation, rights to purchase or sell Option Stock or rights of a shareholder of Company) with respect to any shares of Option Stock, unless and until such shares vest in accordance with the terms of this Option.

      This Option is subject to the following additional terms and conditions:

1.    EXERCISE RIGHTS

      This Option may be exercised by Holder, at any time on or before the Expiration Date, in whole or in part, by delivering to Company at 12500 San Pedro Avenue, Suite 500, San Antonio, Texas 78216 (or such other office or agency of Company as it may designate by notice in writing to Holder at the address of Holder appearing on the books of Company) (i) this Option certificate, (ii) a money order, certified or bank check drawn in United States currency or wire transfer and payable to Company in the amount of the Exercise Price multiplied by the number of shares for which this Option is being exercised, and (iii) the form of Election to Purchase attached hereto duly completed and executed by Holder. The payment and subscription materials shall be accompanied by such other instruments or agreements duly signed by Holder as may be reasonably necessary or advisable in order that the issuance of such Option Stock comply with applicable rules and


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regulations under the Securities Act of 1933, as amended (the "SECURITIES ACT"), any applicable state securities laws or any requirement of any national securities exchange on which Option Stock may be traded. For purposes of this Option, the "EXPIRATION DATE" shall mean November __, 2009.

2.    DELIVERY OF STOCK CERTIFICATES

      As soon as practicable after exercise of this Option, in whole or in part, Company shall issue and deliver or cause to be delivered to Holder, or, upon the order of Holder, to such person or persons as may be directed by Holder subject to the provisions of SECTION 7 hereof, a certificate or certificates for the number of shares of Option Stock to which Holder is entitled, and if the Option Stock represented by the surrendered Option shall not have been exercised in full, a new Option for the remaining number of shares of Option Stock which shall not have been exercised (however, to the extent such a new Option is issued for such remaining number of shares of Option Stock on the same terms and conditions as set forth herein, such replacement Option may be unilaterally executed and delivered by Company, without need for Holder's signature).

3.    COVENANTS AS TO OPTION STOCK

      All the shares of Option Stock issued pursuant to the exercise of this Option will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable. Company shall pay all documentary stamp taxes attributable to the initial issuance of Option Stock. Company shall not be required, however, to pay any tax imposed in connection with any transfer involved in the issuance of Option Stock in a name other than that of Holder. In such case, Company shall not be required to issue any certificate for Option Stock until the person or persons requesting the same shall have paid to Company the amount of any such tax or shall have established to Company's satisfaction that the tax has been paid or that no tax is due. Company shall at all times reserve and keep available such number of shares of its authorized but unissued Option Stock as shall from time to time be sufficient to permit the exercise of this Option.

4.    NOTICE TO HOLDER

      4.1 NOTICE TO HOLDER. If, at any time after the date hereof:

      (a) Company shall authorize the distribution to all holders of Option Stock or evidence of Company's indebtedness, assets (other than Option Stock for which adjustment is provided in SECTION 5 hereof) or cash dividends or cash distributions payable out of current earnings, retained earnings or earned surplus or dividends payable in capital stock of Company;

      (b) there shall be proposed any consolidation or merger to which Company is to be a party and for which approval of holders of Option Stock is required, or the conveyance or transfer of the assets of Company substantially as an entirety;

      (c) there shall be proposed any capital reorganization or reclassification (other than a subdivision or combination of shares, stock dividend, consolidation, merger or conveyance or transfer of assets provided for elsewhere herein); or

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      (d) there shall be proposed the voluntary or involuntary dissolution, liquidation or winding up of Company;

Company shall cause to be given to Holder at the address registered with Company, by first-class mail, postage prepaid, a written notice stating (i) the date as of which holders of record of shares of Option Stock to be entitled to receive any such distributions are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Option Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be filed and mailed in the case of a notice pursuant to clause (i) above at least 10 calendar days before the record date specified and, in the case of a notice pursuant to clause (ii) above, at least 20 calendar days before the earlier of the dates specified.

      4.2 EFFECT OF MERGER, ETC. In case, at any time prior to the Expiration Date, of any consolidation or merger of Company with or into another entity (other than a consolidation or merger in which Company is a continuing operation and which does not result in any change in the Option Stock), a capital reorganization or reclassification of the capital stock of Company (other than a subdivision or combination of shares, stock dividend, consolidation, merger or conveyance or transfer of assets provided for elsewhere herein) or the sale of all or substantially all the properties and assets of Company as an entirety to any other entity (a "VESTING EVENT"), all Option Stock granted under this Option shall immediately vest upon the receipt of the notice required by SECTION 4.1 hereof and Holder shall be entitled to exercise this Option for a period of 30 days thereafter. If Holder fails, for whatever reason, to exercise this Option during such 30-day period, this Option shall expire, even if prior to the Expiration Date, the Option shall become void and all rights of Holder under this Option shall cease.

5.    ADJUSTMENTS FOR STOCK SPLITS, ETC.

      If Company shall issue any shares of the same class as the Option Stock as a stock dividend or subdivide the number of outstanding shares of such class into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Option Stock at that time issuable pursuant to the exercise of this Option shall be proportionately increased; and, conversely, if Company shall contract the number of outstanding shares of the same class as the Option Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of shares of Option Stock at that time issuable pursuant to the exercise of this Option shall be proportionately decreased. Each adjustment in the number of shares of Option Stock issuable hereunder shall be to the nearest whole share.

6.    FRACTIONAL SHARES

      No fractional shares shall be issued upon the exercise of this Option. In lieu of fractional shares, Company shall pay Holder a sum in cash equal to the fair market value of the fractional


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shares on the date of exercise; such fair market value being the average weighted closing price of the Option Stock on The Nasdaq National Market during the ten (10) consecutive trading day period ending at the close of the trading day on the day of exercise pursuant to SECTION 1 hereof.

7.    RESTRICTIONS ON TRANSFER

      Neither this Option nor the Option Stock issued upon exercise hereof shall be transferable by Holder or Holder's permitted assigns except (a) to persons who demonstrate to the reasonable satisfaction of Company that they are "accredited investors" within the meaning of Regulation D promulgated under the Securities Act, (b) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, or (c) to any underwriter in connection with an underwritten public offering in which this Option will be exercised by such underwriters prior to or concurrently with the sale of the Option Stock to the public and, in any of the foregoing cases, only in compliance with the Securities Act. Any attempted transfer in contravention of this SECTION 7 shall be null and void. Company may require any transferee to agree in writing to the restrictions contained in this SECTION 7. Company may also require any transferee to execute an investment letter containing representation and warranties as to such transferee's investment intent, financial sophistication and ability to bear the risk of any investment in the Option and the Option Stock, and containing such other representations and warranties as Company may reasonably request or otherwise reasonably appropriate and acceptable to Company to demonstrate compliance with the Securities Act, before any such transfer shall be given effect.

8.    LEGEND

      Each stock certificate representing Option Stock shall carry such appropriate legend, and such written instructions shall be given to Company's transfer agent, as may be reasonably necessary or advisable to satisfy the requirements of the Securities Act or any state securities laws.

9.    HOLDER AS OWNER

      Company may deem and treat the holder of record of this Option as the absolute owner hereof for all purposes regardless of any notice to the contrary.

10.   NO SHAREHOLDER RIGHTS

      This Option shall not entitle Holder nor any other person or entity to any voting rights or any other rights or privileges as a shareholder of Company or to any other rights or privileges whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Option, until and then only to the extent that this Option shall be exercised and certificates representing the Option Stock have been issued and delivered to Holder.

11.   LOST OPTION CERTIFICATE

      Upon receipt by Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Option and either (in the case of loss, theft or destruction) reasonable indemnification or (in


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the case of mutilation) the surrender of this Option for cancellation, Company will execute and deliver to Holder, without charge, a new Option of like denomination.

12.   NOTICES

      All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, given by prepaid telex or telegram or by facsimile or other similar instantaneous electronic transmission device or mailed first class, postage prepaid, certified United States mail, return receipt requested, as follows:

            (a)   If to Company, at:

                  12500 San Pedro Avenue, Suite 500
                  San Antonio, Texas 78216
                  Attention:
                  Facsimile No.: (210) 402-2239


            (b)   If to Holder, at:


                  ___________________________
                  ___________________________
                  ___________________________

                  Attention: _____________________
                  Facsimile No.: _________________


      Any party may change its address for notice by giving to the other party written notice of such change. Any notice given under this SECTION 12 shall be effective when received at the address for notice for the party to which the notice is given.

13.   SUCCESSOR

      All the covenants and provisions of this Option by or for the benefit of Company or Holder shall bind and inure to the benefit of their respective successors and assigns hereunder; provided that this SECTION 13 shall not authorize Holder to assign this Option or the Option Stock received upon exercise of this Option except as expressly set forth herein.

14.   BENEFITS OF THIS OPTION

      Nothing in this Option shall be construed to give to any person or company other than Company and Holder any legal or equitable right, remedy or claim under this Option. This Option shall be for the sole and exclusive benefit of Company and such Holder.

15.   CONSTRUCTION


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      The validity and interpretation of the terms and provisions of this Option shall be governed by the laws of the State of Delaware, without regard to conflict of law principles. The descriptive headings of the several sections of this Option are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16.   REVIEW OF COUNSEL

      Each party acknowledges that it and its counsel have received, reviewed and been involved in the drafting of this Option and that normal rules of construction, to the effect that ambiguities are to be resolved against the drafting party, shall not apply.

      IN WITNESS WHEREOF, Company has executed this Option as of the date first written above.


                                    TRISTAR CORPORATION


                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________



                                    HOLDER


                                    _______________________________________

                                    _______________________________________



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                             ELECTION TO PURCHASE


To:   Tristar Corporation

      The undersigned hereby irrevocably elects to purchase _________ shares of Common Stock of Tristar Corporation ("COMPANY") issuable upon the exercise of the attached Option, and requests that certificates for such shares be issued in the name of and delivered to the address of the undersigned, and, if said number of shares shall not be all the shares that may be purchased pursuant to the attached Option, that a new Option evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned hereby represents and warrants to Company (i) that the undersigned is an "accredited investor" as defined in Rule 501 promulgated under the Securities Exchange Act of 1934, as amended, or the undersigned has provided documentation reasonably acceptable to Company in the opinion of Company, that the issuance of the Common Stock will not violate any applicable securities law, and (ii) that said shares of Common Stock of Company are being acquired for the account of the undersigned for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended.


      Payment enclosed in the amount of $______________________


      Dated: ______________________________


      Name of holder of Options: _____________________________________________
                                          (please print)


      Address: _______________________________________________________________



      Signature: _____________________________________________________________


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                                  ASSIGNMENT


      For value received, the undersigned hereby sells, assigns and transfers to the transferee named below the attached Option, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the transfer agent of Tristar Corporation ("COMPANY") as the undersigned's attorney, to transfer said Option on the books of Company, with full power of substitution in the premises.


      Dated: __________________________________


      Name of holder of Options: ___________________________________________
                                            (please print)


      Address: _____________________________________________________________



      Signature: ___________________________________________________________


      Name of transferee: __________________________________________________
                                    (please print)


      Address of transferee: _______________________________________________